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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       APRIL 9, 1998

                                   INSCI CORP.
              Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

1-12966                                           06-1302773
Commission File No.                               I.R.S. Employer Identification


TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                              01581
Address of principal                        Zip Code
executive offices


(508) 870-4000
Registrant's telephone number,
including area code
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ITEM 5.  OTHER EVENTS

         The Registrant (the "Company") was informed by Mr. Thomas Farkas on April 9, 1998 that he has exercised his right to convert $1,000,000 of 10% Convertible-Preferred Stock into 1,321,039 shares of Common Stock of the Company.

         The Company will issue 1,321,039 shares of Common Stock to Mr. Farkas, as per the terms of the 10% Convertible-Preferred Stock, and will be required to register 661,597 shares of the stock issued to Mr. Farkas, in accordance with the cost-free registration rights granted to him.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            Westborough, MA
                  April 17, 1998

                                                     INSCI CORP.
                                                     (Registrant)

                                                     /s/ Roger Kuhn
                                                     -------------------------
                                                     ROGER KUHN
                                                     Chief Financial Officer